Exhibit 99.1

Raptor Pharmaceuticals and TorreyPines Therapeutics Receive

Stockholder Approvals to Merge

Merger to Create

NASDAQ-Listed Biopharmaceutical

Company named Raptor Pharmaceutical Corp.

Novato, California, September 28, 2009 – Raptor Pharmaceuticals Corp. (“Raptor” or the “Company”) (OTC Bulletin Board: RPTP), today announced that its stockholders approved the proposals to complete the proposed merger with TorreyPines Therapeutics, Inc. (“TorreyPines”) (NASDAQ: TPTX) at its annual meeting of stockholders held on Monday, September 28, 2009. Concurrently, at the annual meeting of its stockholders, TorreyPines stockholders approved all of the proposals related to the merger with Raptor. The merger is expected to close after the satisfaction or waiver of all closing conditions specified in the merger agreement including customary regulatory approvals.

Details of the Proposed Raptor and TorreyPines Merger

On July 27, 2009, Raptor and TorreyPines entered into a definitive merger agreement. Immediately following completion of the merger, TorreyPines will change its name to “Raptor Pharmaceutical Corp.” and common stock in the combined company will trade on The NASDAQ Capital Market under the symbol “RPTP.” The merger of Raptor and TorreyPines would create a biopharmaceutical company with a pipeline of mid- to late-stage clinical development candidates and preclinical drug targeting platforms designed to improve drug delivery of existing therapeutics for orphan indications and underserved patient populations.

Under terms of the merger agreement, which were unanimously approved by the boards of directors of Raptor and TorreyPines, Raptor will be merged with and into a wholly-owned subsidiary of TorreyPines upon closing. TorreyPines will issue, and Raptor stockholders will receive, shares of TorreyPines common stock such that Raptor stockholders will own 95%, and TorreyPines stockholders will own 5%, of the combined company.

Additional Information About the Merger and Where to Find It

In connection with the merger, TorreyPines has filed a registration statement on Form S-4, which includes a joint proxy statement/prospectus, with the U.S. Securities Exchange Commission (“SEC”). Investors and security holders of Raptor and TorreyPines are urged to read the joint proxy statement/prospectus included in the registration statement filed on Form S-4 (including any amendments or supplements thereto) regarding the merger because it contains important information about Raptor and TorreyPines. Raptor’s and TorreyPines’ stockholders can obtain a copy of the joint proxy statement/prospectus, as well as other filings containing information about Raptor and TorreyPines, without charge, at the SEC’s Internet website (www.sec.gov). Copies of the joint proxy statement/prospectus and Raptor’s and TorreyPines’ filings with the SEC can also be obtained, without charge, by directing a request to Raptor Pharmaceuticals Corp., 9 Commercial Blvd., Suite 200, Novato, CA 94949, Attention: Kim Tsuchimoto CFO, Fax No. 415-382-1368 or at the email address: ktsuchimoto@raptorpharma.com, with respect to

Raptor, and by directing a request to TorreyPines Therapeutics, Inc., P.O. Box 231386, Encinitas, CA 92023-1386, Attention: Investor Relations or at the email address: cjohnson@tptxinc.com, with respect to TorreyPines.

In addition to the registration statement and related joint proxy statement/prospectus, each of Raptor and TorreyPines file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information filed by Raptor and/or TorreyPines at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Raptor’s and TorreyPines’ filings, respectively, with the SEC are also available to the public from commercial document-retrieval services and at SEC’s website at www.sec.gov, and from investor relations at Raptor and TorreyPines, respectively, at the addresses above.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Information regarding the directors and executive officers of Raptor and TorreyPines, respectively, is included, with respect to Raptor, in Raptor’s Annual Report, as amended on Form 10-K/A for the year ended August 31, 2008 and Raptor’s proxy statement for its 2008 Annual Meeting of Stockholders, which were filed with the SEC on December 23, 2008 and December 31, 2007, respectively, and with respect to TorreyPines, in TorreyPines’ Annual Report on Form 10-K for the year ended December 31, 2008 and TorreyPines’ proxy statement for its 2008 Annual Meeting of Stockholders, which were filed with the SEC March 27, 2009 and April 24, 2008 respectively. These documents are available free of charge at the SEC’s web site at www.sec.gov and from investor relations at Raptor and TorreyPines, respectively, at the addresses above.

About Raptor Pharmaceuticals Corp.

Raptor Pharmaceuticals Corp. (“Raptor”) is dedicated to speeding the delivery of new treatment options to patients by working to improve existing therapeutics through the application of highly specialized drug targeting platforms and formulation expertise. Raptor focuses on underserved patient populations where it can have the greatest potential impact. Raptor currently has product candidates in clinical development designed to treat nephropathic cystinosis, non-alcoholic steatohepatitis (“NASH”), Huntington’s Disease (“HD”), and aldehyde dehydrogenase (“ALDH2”) deficiency.

Raptor’s preclinical programs are based upon bioengineered novel drug candidates and drug-targeting platforms derived from the human receptor-associated protein (“RAP”) and related proteins that are designed to target cancer, neurodegenerative disorders and infectious diseases.

For additional information, please visit www.raptorpharma.com.

About TorreyPines

TorreyPines Therapeutics, Inc. is a biopharmaceutical company which has been committed to providing patients with better alternatives to existing therapies through the research, development and commercialization of small molecule compounds. TorreyPines’ goal has been to develop versatile product candidates each capable of treating a number of acute and chronic diseases and disorders such as migraine and chronic pain. TorreyPines currently has two ionotropic glutamate receptor antagonist clinical stage product candidates. Further information is available at www.tptxinc.com.

FORWARD LOOKING STATEMENTS

This document contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements relate to future events or our future results of operation or future financial performance, including, but not limited to the following statement: that the all closing conditions and regulatory approvals will be obtained to close the merger or that the merger will close at all; and that the combined company will list on the NASDAQ Capital Market or any national exchange. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, which may cause Raptor’s actual results to be materially different from these forward-looking statements. Raptor cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date they were made. Certain of these risks, uncertainties, and other factors are described in greater detail in Raptor’s filings from time to time with the Securities and Exchange Commission (the “SEC”), which Raptor strongly urges you to read and consider, including the joint proxy statement/prospectus on Form S-4 filed by TorreyPines on August 19, 2009; Raptor’s Registration Statement on Form S-1, as amended, that was declared effective on August 7, 2008; Raptor’s annual report on Form 10-K filed with the SEC on October 30, 2008, as amended by that Form 10-K/A filed with the SEC on December 23, 2008; and Raptor’s Form 10-Q filed with the SEC on July 15, 2009, all of which are available free of charge on the SEC’s web site at http://www.sec.gov. Subsequent written and oral forward-looking statements attributable to Raptor or to persons acting on its behalf are expressly qualified in their entirety by the cautionary statements set forth in Raptor’s reports filed with the SEC. Raptor expressly disclaims any intent or obligation to update any forward-looking statements.

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For more information, please contact:	The Ruth Group
Kim Tsuchimoto, CFO	Sara Ephraim Pellegrino (investors) / Janine McCargo (media)
415-382-1390	(646) 536-7002 / (646) 536-7033
ktsuchimoto@raptorpharma.com	spellegrino@theruthgroup.com / jmccargo@theruthgroup.com